UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   April 22, 2011

     Vail Resorts, Inc.
(Exact name of registrant as specified in its Charter)

Delaware	001-09614	51-0291762
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Interlocken Crescent Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 404-1800

                                 Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

Indenture

On April 25, 2011, Vail Resorts, Inc. (the “Company”) completed an offering of $390 million in aggregate principal amount of its 6.50% Senior Subordinated Notes due 2019 (the “2019 Notes”) in a private placement conducted pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).  The 2019 Notes are guaranteed on a senior subordinated basis by the Company and each of the domestic subsidiaries of the Company that guarantee its obligations under its senior secured credit facility (the “Guarantors”).

The 2019 Notes were issued under an Indenture dated as of April 25, 2011 (the “Indenture”) among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee.  The 2019 Notes bear interest at a rate of 6.50% per annum and were priced at 100% of par.  The Company will pay interest on the 2019 Notes on May 1 and November 1 of each year commencing on November 1, 2011.  The 2019 Notes will mature on May 1, 2019.  The 2019 Notes are redeemable, in whole or in part, at any time on or after May 1, 2014 at the redemption prices specified in the Indenture.  Prior to May 1, 2014, the Company may redeem some or all of the 2019 Notes at a redemption price of 100% of the principal amount, plus accrued and unpaid interest, if any, to the redemption date, plus a “make-whole” premium as specified in the Indenture. The 2019 Notes are senior subordinated obligations of the Company and rank equally in right of payment with future senior subordinated indebtedness of the Company and the Guarantors.

The foregoing description of the 2019 Notes and the Indenture is qualified in its entirety by reference to the Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

The holders of the 2019 Notes are entitled to the benefits of a Registration Rights Agreement dated April 25, 2011 (the “Registration Rights Agreement”), by and among the Company, the Guarantors and the initial purchasers listed therein.  Pursuant to the Registration Rights Agreement, the Company and the Guarantors have agreed to file a registration statement with the Securities and Exchange Commission for an offer to exchange the 2019 Notes for a new issuance of substantially identical notes issued under the Securities Act on or before 210 days after April 25, 2011, and to use their commercially reasonable efforts to cause the registration statement to be declared effective on or before 270 days after April 25, 2011.  The Company may be required to provide a shelf registration statement to cover resales of the 2019 Notes under certain circumstances.  If the Company fails to satisfy its obligations under the Registration Rights Agreement, it may be required to pay additional interest on the 2019 Notes.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Supplemental Indenture

In connection with the Company’s previously announced cash tender offer for any and all of its $390 million outstanding aggregate principal amount of 6 ¾ % Senior Subordinated Notes due 2014 (the “2014 Notes”) and consent solicitation to amend certain provisions of the Indenture dated as of January 29, 2004 (as amended and supplemented, the “2014 Notes Indenture”) pursuant to which the 2014 Notes were issued, on April 22, 2011, the Company, the Guarantors and The Bank of New York Mellon, as Trustee under the 2014 Indenture, executed a Supplemental Indenture (the “Supplemental Indenture”).  The Supplemental Indenture was entered into to implement amendments for which consents from the holders of at least a majority in principal amount of the 2014 Notes were received in connection with the tender offer and consent solicitation. The Supplemental Indenture amends the 2014 Notes Indenture to eliminate most of the restrictive covenants, certain events of default applicable to the 2014 Notes and certain other provisions contained in the 2014 Notes Indenture and the 2014 Notes.

The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under the heading “Indenture” in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.03.	Material Modification to Rights of Security Holders.

The information under the heading “Supplemental Indenture” in Item 1.01 of this Current Report is incorporated by reference into this Item 3.03.

Item 8.01.	Other Events.

On April 25, 2011, the Company issued a press release announcing the completion of the offering of the 2019 Notes. In this press release the Company also announced the early tender results of its previously announced cash tender offer and consent solicitation with respect to the 2014 Notes, and that it has accepted for payment all 2014 Notes validly tendered and not validly withdrawn prior to 5:00 p.m., New York City time, on April 22, 2011, namely $346,063,000 aggregate principal amount of the 2014 Notes. Based on such tenders, consents have been validly delivered and not validly revoked in respect of more than a majority of the outstanding principal amount of the 2014 Notes, which is sufficient to approve the proposed amendments to the 2014 Notes Indenture.  As a result, the Company, the Guarantors of the 2014 Notes and the trustee under the 2014 Indenture executed the Supplemental Indenture as described above in Item 1.01. The withdrawal deadline has passed, and holders that have tendered 2014 Notes may no longer withdraw such 2014 Notes or revoke their related consents. The tender offer and consent solicitation is scheduled to expire at 8:00 a.m., New York City time, on May 9, 2011. In this press release, the Company also announced that it will redeem the 2014 Notes that remain outstanding on May 25, 2011 (the “Redemption Date”) pursuant to a Notice of Redemption that was issued on April 25, 2011.  Pursuant to the requirements of the 2014 Notes Indenture, any 2014 Notes that remain outstanding on the Redemption Date will be redeemed at a redemption price of 101.125% of the face amount of the such 2014 Notes, together with accrued and unpaid interest to, but not including, the Redemption Date. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This report is neither an offer to purchase, nor a solicitation of an offer to sell, any securities. The Company is making the tender offer only by, and pursuant to, the terms and conditions of the Offer to Purchase and Consent Solicitation Statement dated April 11, 2011.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

A list of exhibits furnished herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAIL RESORTS, INC.

                Date: April 25, 2011                                                  By:         /s/ Fiona E. Arnold
Name:    Fiona E. Arnold
Title:      Senior Vice President, General Counsel
   and Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1	Indenture, dated April 25, 2011, by and among Vail Resorts, Inc., the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.
4.2	Supplemental Indenture, dated as of April 22, 2011 among Vail Resorts, Inc., the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.
10.1	Registration Rights Agreement, dated April 25, 2011, by and among Vail Resorts, Inc., the Guarantors named therein and the initial purchasers listed therein.
99.1	Press Release dated April 25, 2011.